Exhibit 10(xii)

                     SECOND AMENDMENT TO LOAN MODIFICATION,
                     REAFFIRMATION AND FORBEARANCE AGREEMENT


         This Second Amendment ("AGREEMENT") is made as of May 10, 2002, by and between Bontex, Inc., a Virginia corporation having its principal place of business at One Bontex Drive, Buena Vista, VA 24416 ( "BORROWER) and Congress Financial Corporation, a Delaware corporation ("LENDER").

                                   BACKGROUND

A.                THE FACILITIES

         1. Borrower and Lender entered into a certain Loan and Security Agreement dated January 26, 2000 (together with all amendments, modifications, addenda and supplements, the "Loan Agreement") and related documents, evidencing certain financing arrangements between Lender and Borrower as more particularly described therein including, without limitation, a certain Term Promissory Note in the principal face amount of $1,000,000 dated January 27, 2000 (the "Note"). Borrower and Lender entered into an Amendment to Loan and Security Agreement on November 13, 2000, a Second Amendment to Loan and Security Agreement on September 12, 2001, a Third Amendment to Loan and Security Agreement on January 22, 2002, a Fourth Amendment to Loan and Security Agreement on February 26, 2002, a Loan Modification, Reaffirmation and Forbearance Agreement dated as of March 11, 2002 (the "Forbearance Agreement"), and an Amendment to the Forbearance Agreement dated as of April 10, 2002.

         2. All agreements and documents described or referred to in this Section A, as amended, this Agreement, all "Financing Agreements" (as that term is defined in the Loan Agreement) and all instruments, documents, and agreements related thereto or executed in connection therewith, are sometime referred to herein collectively as the "EXISTING LOAN DOCUMENTS." All capitalized terms used herein and not defined herein shall have the meaning ascribed to such term in the Existing Loan Documents.

B.                EXISTING DEFAULT

         1. As of the date hereof, Borrower is and remains in default under the terms and conditions of the Existing Loan Documents by its failure to repay all Obligations on the maturity date thereof which coincides with the date of this Agreement ("EXISTING DEFAULT").

         2. Notwithstanding such Existing Default, Borrower has requested that Lender agree, in consideration of the undertakings and obligations of Borrower and Guarantor set forth herein, to further extend the period within which Lender has agreed to forbear from the exercise of Lender's rights and remedies under the Existing Loan Documents. Lender has agreed to make such accommodations as and only to the extent set forth herein, and without waiving any of Lender's rights and remedies.





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         3. By reason of the Existing Default and by the scheduled maturity of all Obligations under the Existing Loan Documents, Borrower has acknowledged that all Obligations under the Existing Loan Documents are and continue to be immediately due and payable and Lender has the full legal right to exercise its rights and remedies under the Existing Loan Documents, including, but not limited to, the right to foreclose under any mortgages or deeds of trust, to enforce its remedies under the Uniform Commercial Code and other applicable laws, and take possession of and sell any Collateral described in the Existing Loan Documents.

         NOW THEREFORE, with the foregoing Background deemed incorporated by reference and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:

         SECTION 1. ACKNOWLEDGMENT OF INDEBTEDNESS. Borrower confirms and acknowledges that as of the close of business on May 1, 2002, it is indebted to Lender under the Loan Documents without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal amount of $ 1,578,260, comprised of: (a) $ 1,066,610 outstanding with respect to the Revolving Loans, and (b) $ 511,650 outstanding with respect to the Term Loan, plus any accrued and unpaid interest and all fees, costs and expenses (including attorneys' fees) incurred to date in connection with the Existing Loan Documents.

         SECTION 2. FORBEARANCE. Section 2.1. of the Forbearance Agreement is hereby amended by deleting the term "May 10, 2002", and, in lieu thereof, substituting the term: "June 10, 2002."

         SECTION 3. EFFECTIVENESS CONDITIONS. Lender's undertakings hereunder are subject to satisfactory completion and performance, as determined by Lender in its sole discretion, (all documents to be in form and substance satisfactory to Lender and its counsel) of the following conditions ("EFFECTIVENESS CONDITIONS"):

                  (a) Borrower's execution and delivery of this Agreement; and

                  (b) Borrower shall have delivered to Lender a supplemental closing fee of Five Thousand Dollars ($5,000) in immediately available funds, which fee shall be fully earned and payable as of the date hereof. Borrower authorizes Lender to advance said fee as a Revolving Loan under the Loan Agreement.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to, and covenants with, Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrower:

                  (a) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof and the agreements and obligations of Borrower



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contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms;

                  (b) Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

                  (c) This Amendment is, or when executed by Borrower and delivered to Lender, will be, duly executed and constitute a valid and legally binding obligation of Borrower, enforceable against Borrower in accordance with its terms; and

                  (d) The execution by Borrower and delivery to Lender of this Amendment is not and will not be in contravention of any order of any court or other agency of government, law or any other indenture or agreement to which wither Borrower is bound or the Articles of Incorporation or bylaws of Borrower to be in conflict with, or result in a breach of, or constitute (with due notice and/or passage of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge, encumbrance of any nature on any property of Borrower.

         SECTION 5. REAFFIRMATION. Except as expressly amended herein, all of the terms, provisions and conditions of the Loan Agreement (as previously amended), the Note (as previously amended), and the Forbearance Agreement are hereby reaffirmed and ratified in all respects, and remain in full force and effect. Borrower reaffirms each of the representations and warranties under the Loan Agreement and the Forbearance made by it, as if said representations and warranties were made and given on and as of the date hereof.

         SECTION 6.        MISCELLANEOUS

         6.1. Counterparts. This Agreement may be executed in any number of counterparts, each of which will constitute an original and all of which together shall constitute one instrument. Signature by facsimile shall bind the parties hereto.

         6.2. Third-Party Rights. No rights are intended to be created hereunder for the benefit of any third- party donee, creditor, or incidental beneficiary.

         6.3. Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

         6.4. Indemnity. Borrower hereby agrees to indemnify Lender from and against all losses, costs, expense, demands and damages whatsoever which Lender may suffer or incur in respect of any claims which have or may be brought by any third party relating to this Agreement, the Existing Loan Documents or the transactions contemplated hereby or thereby. This indemnity shall continue in full force and effect after the Termination Date and notwithstanding the completion of the other matters referred to in this Agreement. This indemnification is in addition to and shall not limit any other indemnification agreement between Borrower and Lender, and shall be included within the Obligations.



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         6.5. Integrated Agreement. This Agreement shall be deemed incorporated into and made a part of the Existing Loan Documents. Except as expressly set forth herein, all of the terms, conditions and agreements of the Existing Loan Documents are ratified and confirmed. The Existing Loan Documents and this Agreement shall be construed as integrated and complementary of each other, and as augmenting and not restricting Lender's rights, remedies and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this Agreement shall control.

         6.6. Non-Waiver. No omission or delay by Lender in exercising any right or power under this Agreement, or the Existing Loan Documents or any related agreement will impair such right or power or be construed to be a waiver of any default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified. Lender's rights and remedies are cumulative and concurrent and may be pursued singly, successively or together.

         6.7. Headings. The headings of any paragraph of this Agreement are for convenience only and shall not be used to interpret any provision of this Agreement.

         6.8. Survival. All warranties, representations and covenants made by Borrower herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by them or on their behalf under this Agreement, shall be considered to have been relied upon by Lender. All statements in any such certificate or other instrument shall constitute warranties and representations by Borrower hereunder. All warranties, representations, indemnities and covenants made by Borrower hereunder or under any other agreement or instrument shall be deemed continuing until the Obligations are indefeasibly paid and satisfied in full.

         6.9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. No delegation by Borrower of any duty or obligation of performance may be made or is intended to be made to Lender. No rights are intended to be created hereunder or under any related instruments, documents or agreements for the benefit of any third party donee, creditor, incidental beneficiary or affiliate of Borrower.

         6.10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The provisions of this Agreement are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.






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         IN WITNESS WHEREOF, the undersigned parties have executed this
Agreement the day and year first above written.


LENDER                                      CONGRESS FINANCIAL CORPORATION


                                            By: s/Janet Last



BORROWER                                    BONTEX, INC.


                                            By: s/Jeffrey C. Kostelni
                                                Chief Financial Officer





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                              CONSENT OF GUARANTOR

         The undersigned guarantor hereby consents to the provisions of the foregoing Agreement and agrees that the undersigned's obligations under the Limited Guaranty shall be unimpaired by the said Agreement and that the undersigned has no defenses or set offs against Lender, its officers, directors, employees, agents or attorneys, with respect to the Limited Guaranty, and that all of the terms, conditions and covenants in the Limited Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed. The undersigned hereby certifies that the representations and warranties made in the Limited Guaranty are true and correct. THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS THE WAIVER OF JURY TRIAL PROVISION CONTAINED IN THE LIMITED GUARANTY.

         WITNESS the due execution hereof as a document under seal, as of May 10, 2002, intending to be legally bound hereby.



                                        s/James C. Kostelni   (Seal)
                                          James C. Kostelni







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                            CORPORATE ACKNOWLEDGMENT



STATE OF VIRGINIA       :
                        :       ss
CITY OF BUENA VISTA     :


     On this, the 13th day of May, 2002, before me, the undersigned Notary Public, personally appeared Jeffrey C. Kostelni, known to me (or satisfactorily proven) and says that he is the Chief Financial Officer of Bontex, Inc., whose name is subscribed to the within instrument and who acknowledged that he executed the same for the purposes therein contained.

         WITNESS my hand and seal the day and year aforesaid.

                                           s/Linda Floyd
                                           Notary Public

                                           My Commission Expires: July 31, 2004